                                                                 EXHIBIT 23.2(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (relating to the Comair Savings and Investment Plan) of our reports dated January 26, 2001 included in or incorporated by reference in Delta Air Lines, Inc.'s Transition Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

Atlanta, Georgia
November 16, 2001                                       /s/Arthur Andersen LLP


                                       9